UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 9, 2021

VIZIO HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40271	85-4185335
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

39 Tesla Irvine, CA 92618
(Address of Principal Executive Offices and Zip Code)
(949) 428-2525
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VZIO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act. ☐

Item 8.01    Regulation FD Disclosure.

Notice of Early Lock-Up Release Date

In connection with the initial public offering of Class A common stock (the “IPO”) of VIZIO Holding Corp. (“VIZIO”), each of VIZIO’s directors, executive officers, and holders of substantially all of VIZIO’s outstanding equity securities entered into lock-up agreements with the underwriters for the IPO (the “Underwriters”) that restrict the ability to sell or transfer any shares of the VIZIO’s capital stock until August 19, 2021, subject to specific exceptions, including early release upon the satisfaction of certain pricing conditions described below (the “IPO Lock-Up Period”).

The terms of the lock-up agreements expire for 25% of each holder’s shares of common stock and securities convertible into or exchangeable for common stock (except with respect to William Wang, VIZIO’s Chief Executive Officer, and his affiliated entities, for whom the lock-up agreements instead expire for 15% of such holders’ securities), which percentage is calculated based on the number of shares of common stock and securities convertible into or exchangeable for common stock held by each stockholder on March 24, 2021, (the “Early Lock-Up Release”) subject to the lock-up agreements if certain price-based conditions are met (the “Early Release Conditions”). The Early Release Conditions were satisfied on July 21, 2021; however, in accordance with the terms of the lock-up agreements, since the Early Release Conditions were satisfied during a blackout period under VIZIO’s insider trading policy, the Early Lock-Up Release was delayed until immediately prior to the opening of trading on the fourth trading day following the first date that (i) VIZIO is no longer in a blackout period under VIZIO’s insider trading policy and (ii) the closing price is at least $21.00 per share.

On August 9, 2021, the closing price exceeded $21.00 per share, so the Early Lock-Up Release will occur immediately prior to the opening of trading on August 13, 2021. The IPO Lock-Up Period will continue to apply with respect to all remaining shares subject to the lock-up agreements entered into with the Underwriters in connection with the IPO.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

VIZIO HOLDING CORP.

Date: August 9, 2021	By:	/s/ Jerry Huang
Jerry Huang
General Counsel